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                                                                   EXHIBIT 10.30

                              AMENDMENT NO. 2 TO
                             EXECUTIVE EMPLOYMENT
                                   AGREEMENT

     Fidelity Federal Bank, A Federal Savings Bank ("Fidelity") and Richard
M. Greenwood ("Executive") are parties to an Executive Employment Agreement (the "Agreement") dated as of June 2, 1994, as amended. Fidelity has filed a Form OC, as amended, with the Office of Thrift Supervision (OTS Docket No. 5770), pursuant to which Fidelity proposes to sell shares of its Class A Common Stock and Class C Common Stock. Terms defined in the Form OC shall have their same respective meanings when used herein.

     Effective as of the Closing, the Agreement shall be amended as follows:

     (1) References in Section 1 to "Citadel Holding Corporation" and any "affiliate or subsidiary" of Citadel are deleted.

     (2)  Section 4(d) is deleted.

     (3)  Section 13(i) is deleted.

     All of the other terms and provisions of the Agreement shall remain in full force and effect.

     In Witness Whereof, Fidelity and Executive have executed and delivered this Amendment No. 2 to the Agreement as of August 4, 1994.



                                        /s/  RICHARD M. GREENWOOD
                                       ---------------------------
                                           Richard M. Greenwood

Fidelity Federal Bank,
A Federal Savings Bank

By /s/ GODFREY B. EVANS
   ---------------------
   Godfrey B. Evans
   Executive Vice President
   and Secretary